Exhibit 10.7

Amendment to Contract for High Pressure Fracturing Services

This Amendment to Contract for High Pressure Fracturing Services (this “Amendment”) is entered into as of September         , 2011, between Green Field Energy Services, L.L.C. (f/k/a Hub City Industries, L.L.C.), (“Contractor”) and Shell Western Exploration and Production Inc. (“Company”). Capitalized terms used but not defined in this Amendment have the meaning given them in the Fracturing Services Agreement (defined below).

Background

A.	Company and Contractor previously entered into a Contract for High Pressure Fracturing Services dated as of September 2, 2011 (as amended, restated, supplemented or otherwise modified form time to time, the “Fracturing Services Agreement”).

B.	Company and Contractor desire to modify certain terms and conditions of the Fracturing Services Agreement, as set forth herein.

Agreements

In consideration of the mutual covenants of Company and Contractor set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each of the parties, Company and Contractor agree as follows:

I. Section 8.2

The first paragraph of Section 8.2 (Security Agreement) is hereby deleted in its entirety and replaced with the following:

In order to secure the performance of Contractor’s obligations under the Contract, Contractor hereby pledges to the Company and grants to the Company a security interest in and to the Contractor’s assets and properties set forth on Appendix 1 attached hereto as in effect on September 2, 2011 (collectively, the “Collateral”) together with a royalty-free, irrevocable, non-exclusive, transferable, world-wide license to use such Collateral and to sublicense the use to a third party.

II. No Other Changes. Except as set forth in this Amendment, the remaining provisions of the Fracturing Services Agreement remain in full force and effect and have not otherwise been amended.

III. Counterparts. This Amendment may be executed in any number of counterparts, each of which is considered an original.

IN WITNESS WHEREOF, the parties have executed this Amendment of their own free will, act, and deed.

Contractor Green Field Energy Services, L.L.C. (f/k/a Hub City Industries, LLC)

/s/ Michel B. Moreno
BY: Michel B. Moreno TITLE: Manager/CEO

Company Shell Western Exploration and Production Inc.

BY:
TITLE:

Second Amendment to Contract for High Pressure Fracturing Services

This Second Amendment to Contract for High Pressure Fracturing Services (this “Second Amendment”) is dated 9 November, 2011 between Green Field Energy Services, Inc. (f/k/a Hub City Industries, L.L.C.), (“Contractor”) and SWEPI LP (d/b/a Shell Western E&P), (“Company”). Capitalized terms used but not defined in this Amendment have the meaning given them in the Fracturing Services Agreement (defined below).

Background

A. Company and Contractor previously entered into a Contract for High Pressure Fracturing Services dated as of September 2, 2011 (as amended, restated, supplemented or otherwise modified form time to time, the “Fracturing Services Agreement”), and Company and Contractor previously entered into a Pledge and Indemnity Agreement dated September 19, 2011 (as amended, restated, supplemented or otherwise modified form time to time, the “Pledge Agreement”).

B. “Shell Western Exploration and Production Inc.” was named in the Fracturing Services Agreement, however, the former Shell Western E&P Inc. was merged into SWEPI LP, which became the surviving legal entity. The proper name of the primary Shell US onshore operating company is SWEPI LP (with d/b/a in most states as Shell Western E&P).

C. To correct the inadvertent inclusion of the former operating entity and name, and substitute the correct one, the Company and Contractor desire to reflect this by modifying the name of the party identified as “Company”.

Agreements

In consideration of the mutual covenants of Company and Contractor set forth in this Second Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each of the parties, Company and Contractor agree as follows:

I. Opening Recitals and Signature Line.

Where appearing on the cover page, the second line of Section 1 – “Form of Agreement” and the signature block at the conclusion of Section 1, the words “SWEPI LP” are substituted for “Shell Western Exploration and Production Inc.”

Where appearing in the first paragraph and the signature block of the Amendment to Contract for High Pressure Fracturing Services, the words “SWEPI LP” are substituted for “Shell Western Exploration and Production Inc.”

Where appearing in the first paragraph and the signature block of the Pledge Agreement, the words “SWEPI LP” are substituted for “Shell Western Exploration and Production Inc.”

II. No Other Changes. Except as set forth in this Second Amendment, the remaining provisions of the Fracturing Services Agreement and Pledge Agreement remain in full force and effect and have not otherwise been amended.

III. Counterparts. This Amendment may be executed in any number of counterparts, each of which is considered an original.

IN WITNESS WHEREOF, the parties have executed this Second Amendment of their own free will, act, and deed.

Contractor

Green Field Energy Services, Inc. (f/k/a Hub City Industries, LLC)

/s/ Michel B. Moreno

BY: Michel B. Moreno

TITLE: CEO

Company
SWEPI LP

/s/ Tracy Page

BY: Tracy Page

TITLE: Category Manager, HPF